UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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NOTIFY TECHNOLOGY CORPORATION

(Name of Registrant as Specified in Its Charter)

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NOTIFY TECHNOLOGY CORPORATION
1054 S. De Anza Boulevard
Suite 105
San Jose, CA 95129
(408) 777-7920

April 15, 2009

Dear Shareholder:

You are cordially invited to attend the 2009 Annual Meeting of Shareholders of Notify Technology Corporation to be held at 10:00 a.m. Pacific Time, on Tuesday, April 28, 2009, at our corporate offices located at 1054 S. De Anza Boulevard, Suite 105, San Jose, California 95129.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and the attached proxy statement.

Your vote is important. Whether or not you plan to attend the annual meeting, please vote as soon as possible by completing and returning the enclosed proxy card in the postage pre-paid envelope provided to ensure your shares will be represented. Your vote by written proxy will ensure your representation at the annual meeting regardless of whether or not you attend in person.

We look forward to seeing you at the annual meeting.

/s/ Paul F. DePond Paul F. DePond President and Chief Executive Officer

San Jose, California

NOTIFY TECHNOLOGY CORPORATION
1054 S. De Anza Boulevard
Suite 105
San Jose, CA 95129
(408) 777-7920

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On April 28, 2009

NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Shareholders of Notify Technology Corporation, a California corporation, will be held at our corporate headquarters, located at 1054 S. De Anza Boulevard, Suite 105, San Jose, California 95129, on Tuesday, April 28, 2009, at 10:00 a.m. Pacific Time, for the purpose of considering and acting on the following:

(1)	To elect our Board of Directors, consisting of three directors, each to hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified;
(2)	To approve the Notify Technology Corporation 2008 Equity Incentive Plan;
(3)	To amend our Bylaws to modify the number of members of our Board of Directors to a range between three and five, with the exact number of directors to be fixed by a resolution of the Board;
(4)	To ratify the appointment of L.L. Bradford & Company, LLC, as our independent public accountants for the fiscal year ending September 30, 2009; and
(5)	To act upon such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice. The record date for determining those shareholders who will be entitled to notice of, and to vote at, the meeting and at any adjournments or postponements thereof is February 27, 2009. The stock transfer books will not be closed between the record date and the date of the meeting. A list of shareholders entitled to vote at the meeting will be available for inspection at our principal executive offices for a period of ten days before the meeting.

Your vote is important. Whether or not you plan to attend the annual meeting, please vote as soon as possible by mailing a completed proxy card. You may revoke a previously delivered proxy at any time prior to the annual meeting. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so automatically by voting in person at the annual meeting.

By Order of the Board of Directors,
/s/ Gerald W. Rice Gerald W. Rice Chief Financial Officer and Secretary

April 15, 2009
San Jose, California

NOTIFY TECHNOLOGY CORPORATION
1054 S. De Anza Boulevard
Suite 105
San Jose, CA 95129
(408) 777-7920

PROXY STATEMENT
For the 2009 Annual Meeting of Shareholders

We are furnishing this proxy statement to you in connection with our 2009 Annual Meeting of Shareholders to be held on Tuesday, April 28, 2009 at 10:00 a.m. Pacific Time, at our corporate headquarters located at 1054 S. De Anza Boulevard, Suite 105, San Jose, California 95129 and at any adjournment thereof. The matters to be considered and acted upon are (i) the election of our Board of Directors, consisting of three directors, to hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified; (ii) the approval of the Notify Technology 2008 Equity Incentive Plan (the “2008 Plan”); (iii) the amendment of our Bylaws to modify the number of members of our Board of Directors to a range between three and five, with the exact number of directors to be fixed by a resolution of the Board; (iv) ratification of the appointment of L.L. Bradford & Company, LLC, as our independent public accountants for the year ending September 30, 2009; and (v) such other business as may properly come before the annual meeting.

We use several abbreviations in this proxy statement. All references in this proxy statement to “we,” “us,” “our,” “Notify,” or “the Company” shall mean Notify Technology Corporation. The enclosed proxy is solicited on behalf of the Board of Directors of Notify and is revocable by you at any time prior to the voting of such proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with your instructions, if any. Our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2008, including audited financial statements, is included in this mailing. Such Annual Report and financial statements are not a part of this proxy statement.

This proxy statement was first mailed to shareholders on or about April 15, 2009.

QUESTIONS AND ANSWERS ABOUT THE MEETING

What is the purpose of the 2009 Annual Meeting of Shareholders?

The purpose of the annual meeting is to allow you to vote on the matters outlined in the accompanying Notice of Annual Meeting of Shareholders, including the election of the Board of Directors, the approval of our 2008 Plan, the amendment of our Bylaws to modify the number of members of our Board of Directors to a range between three and five, with the exact number of directors to be fixed by a resolution of the Board, and the ratification of the appointment of L.L. Bradford & Company, LLC, as our independent public accountants for the fiscal year ending September 30, 2009.

Who is entitled to vote?

Only shareholders of record at the close of business on the record date, February 27, 2009 (the “Record Date”), are entitled to vote at the annual meeting, or any postponements or adjournments of the annual meeting.

What are the Board’s recommendations on the proposals?

The Board recommends a vote FOR each of the proposals.

How do I vote?

Sign and date each proxy card you receive and return it in the postage pre-paid envelope enclosed with your proxy materials. If you are a registered shareholder and attend the meeting, then you may deliver your completed proxy card(s) in person.

If your shares are held by your broker or bank, in “street name”, then you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, then your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

Can I change my vote after I return my proxy card?

Yes. You have the right to revoke your proxy at any time before the annual meeting by notifying our Secretary in writing at Notify Technology Corporation, 1054 S. De Anza Boulevard, Suite 105, San Jose, California 95129, voting in person, or returning a proxy card with a later date. If you have instructed a broker to vote your shares, you must follow your broker’s directions in order to change those instructions.

Who will count the vote?

Our Secretary will count the votes and act as the inspector of election. Our transfer agent, American Stock Transfer & Trust Company, LLC, is the transfer agent for our common stock. American Stock Transfer & Trust Company, LLC will also tally the proxies and provide this information to us at the time of the annual meeting.

What shares are included on the proxy card(s)?

The shares on your proxy card(s) represent ALL of your shares.

What does it mean if I get more than one proxy card?

If your shares are registered differently and are in more than one account, then you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered under the same name and address whenever possible. You can accomplish this by contacting our transfer agent, American Stock Transfer & Trust Company, LLC, located at 59 Maiden Lane, Plaza Level, New York, NY, 10038, phone (800) 937-5449, or, if your shares are held by your broker or bank in “street name”, then by contacting the broker or bank who holds your shares.

How many shares can vote?

Only shares of common stock may vote. As of the Record Date, there were 14,075,662 shares of common stock issued and outstanding.

Each share of common stock is entitled to one vote at the annual meeting, except with respect to the election of directors. In elections of directors, California law provides that a shareholder, or his or her proxy, may cumulate votes; that is, each shareholder has that number of votes equal to the number of shares owned, multiplied by the number of directors to be elected, and the shareholder may cumulate such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been properly placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes for the candidates in nomination. Our designated proxy holders have discretionary authority to cumulate votes represented by the proxies received in the election of directors. These proxy holders intend to vote all proxies received by them in such manner that will assure the election of as many of the nominees described under “Proposal No. 1 — Election of Board of Directors” as possible.

What is a “quorum”?

A “quorum” is a majority of the outstanding shares entitled to vote. A quorum may be present in person or represented by proxy to transact business at the annual meeting. For the purposes of determining a quorum, shares held by brokers or nominees for whom we receive a signed proxy will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter, or if instructions were never received from the beneficial owner. These shares are called “broker non-votes.” Abstentions will be counted as present for quorum purposes.

What is required to approve each proposal?

For the election of the Board of Directors, once a quorum has been established, the nominees for director who have received the most votes will become directors. Holders owning a majority of the shares present or represented and entitled to vote at the annual meeting must approve the 2008 Plan, the amendment of our Bylaws and the ratification of the appointment of L.L. Bradford & Company, LLC as our independent public accountants for the fiscal year ending September 30, 2009.

If a broker indicates on his or her proxy that he or she does not have discretionary authority to vote on a particular matter, then the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

What happens if I abstain?

Proxies marked “abstain” will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes.

How will we solicit proxies?

We will distribute the proxy materials and solicit votes. We will also bear the cost of soliciting proxies. These costs will include the expense of preparing and mailing proxy solicitation materials for the meeting, and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to shareholders. Proxies may also be solicited by our directors, officers, and employees, without additional compensation, in person, by telephone, or by facsimile.

PROPOSAL NO. 1

ELECTION OF BOARD OF DIRECTORS

General

Our Bylaws permit the Board of Directors or shareholders to determine a fixed number of authorized directors, within a range of a minimum of five directors and a maximum of nine directors. Our Board has previously fixed the authorized number of directors at five; however, at the current time we have only three duly elected, acting and qualified directors. We are proposing a modification of our Bylaws to decrease the range of the number of authorized directors to no less than three and no more than five, retaining the power of the Board of Directors or shareholders to fix the number within that range — see Proposal No. 3.

The term of office for the directors elected at this meeting will expire at the 2010 Annual Meeting of Shareholders or until his successor is elected and qualified. As of the date of this proxy statement, our directors are Paul F. DePond, David A. Brewer and Mark Frappier.

Our Board of Directors has approved the nomination of Messrs. DePond, Brewer and Frappier for election as directors at the 2009 Annual Meeting of Shareholders. Following is information concerning these nominees, including information as to each nominee’s age and business experience as of the Record Date. Unless otherwise instructed, our designated proxy holders will vote the proxies received by them for the three nominees named below. If any of our nominees are unable or decline to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. Each nominee has agreed to serve as a director, if elected.

Nominees for the Board of Directors

The nominees for election to our Board of Directors, their ages and present positions with the Company, are as follows:

Name	Age	Position
Paul F. DePond	55	Chief Executive Officer, President and Chairman
David A. Brewer(1)(2)	56	Director
Mark Frappier(1)(2)	54	Director

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.

Paul F. DePond is our founder and has served as our President, Chief Executive Officer and Chairman of the Board of Directors since our inception in August 1994. From September 1992 through May 1994, Mr. DePond served as Vice President of Corporate Marketing at Telebit Corporation, a supplier of high speed modems and dialup remote access products. From January 1991 through September 1992, Mr. DePond served as Vice President of Marketing at Alantec Corporation, a manufacturer of networking products. Mr. DePond received a Bachelor of Science Degree in Electrical and Computer Engineering from the University of Michigan, Ann Arbor in 1980 and Masters Degree in Computer Science from the University of Michigan, Ann Arbor in 1980.

David A. Brewer has served as one of our directors since February 2000. Since January 1999, Mr. Brewer has served as general manager for Aragon Ventures LLC, a private equity investment firm. Mr. Brewer has been Chairman of the End Poverty Foundation, a charity organization, since January 2001. Since September 2002, Mr. Brewer has also served as President and Chief Executive Officer of PriaVision, Inc., a private company developing advanced technologies for ophthalmic surgeons.

Mark Frappier has served as one of our directors since October 2007. Since 1994, Mr. Frappier has provided technical consulting to law firms and high tech corporations involved in complex patent litigation. From 1993 to 1994, he was the Director of Technical Services at Rational Software and from 1989 to 1993 he was the Director of Customer Service at Cooperative Solutions, Inc. Mr. Frappier began his career as an engineer designing computers at Rational Machines, Inc., Wang, and Data General. He graduated with a Bachelor of Science degree in Engineering from Northeastern University in 1978.

All directors are elected and serve until the next annual meeting of shareholders or until the election and qualification of their successors.

Vote Required and Recommendation of the Board

The three nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors.

The Board of Directors recommends that shareholders vote FOR each of the nominees listed above.

Non-Director Executive Officers

Our executive officers (other than executive officers who are also members of our Board of Directors), their ages and present positions with our Company are as follows:

Name	Age	Position
Gerald W. Rice	61	Chief Financial Officer and Secretary
Rhonda Chicone	44	Vice President of Product Development

Gerald W. Rice has served as our Chief Financial Officer and Secretary since August 1994. From November 1993 to June 1996, he owned Comprehensive Business Services, a financial services company franchise. From April 1992 to April 1993, Mr. Rice served as Controller at Surface Sciences Instruments, a manufacturer of capital equipment for surface chemical analysis. From June 1990 to April 1992, Mr. Rice was Vice President of Finance and Secretary of Applied Dielectrics, a manufacturer of microwave circuit boards. Mr. Rice received an A.A. from Ohlone College in 1969 and a B.A. in Accounting from California State College of Stanislaus in 1971.

Rhonda Chicone has served as our Vice President of Product Development since July 2001. From October 2000 to July 2001, Ms. Chicone served as our Director of Engineering and from October 1999 to October 2000, she served as our Engineering Manager. From January 1999 to October 1999, Ms. Chicone served as one of our senior software engineers. From September 1996 to January 1999, she was President of Tech-Xpress Enterprises, Inc. Ms. Chicone received a Science degree in Computer Science from Youngstown University in 1985 and a Masters of Science in Technology from Kent University in 2002.

There are no family relationships among our directors or executive officers. There are no material proceedings to which any of our directors or executive officers or any of their associates is a party adverse to us or any of our subsidiaries, or has a material interest adverse to us or any of our subsidiaries. To our knowledge, none of our directors or executive officers has been involved in any material legal proceedings during the past five years.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and directors and persons who own more than ten percent of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Based solely on our review of copies of such forms received by us, or written representations from certain reporting persons that no forms were required by such persons, we believe that, except as noted below, during the fiscal year ended September 30, 2008, all filing requirements applicable to our officers, directors and ten percent shareholders were fulfilled:

Mr. Brewer was delinquent in the filing of his initial Form 3 and a Form 4 related to the sale of stock. These Forms are currently being prepared for filing.

Mr. Frappier was delinquent in the filing of a Form 3 related to his appointment to the Board of Directors. This Form was subsequently filed.

Board Meetings and Committees

As of the date of this proxy statement, our Board of Directors is composed of three members and maintains two standing committees: (1) the Audit Committee; and (2) the Compensation Committee. The membership and the function of these two committees are described below. Copies of the charters of the Audit Committee and the Compensation Committee are posted in the “Company — Investor Relations” section of our website at www.notifycorp.com, and may also be obtained by written request to the attention of the Secretary of the Company at 1054 S. De Anza Boulevard, Suite 105, San Jose, CA 95129.

Our Board of Directors held seven meetings during the year ended September 30, 2008, and all directors attended at least 75% of these meetings. In the year ended September 30, 2008, the Audit Committee held four meetings and the Compensation Committee held two meetings. All Directors attended at least 75% of the meetings of the Board committees upon which they served. We encourage, but do not require, our Board members to attend our annual meeting of shareholders; however, we did not hold an annual meeting of shareholders in 2008 or 2007.

Audit Committee

Messrs. Brewer and Frappier currently serve as the members of the Audit Committee. Mr. Frappier is “independent” within the meaning of the applicable Securities and Exchange Commission rules. Mr. Brewer is not “independent” within the meaning of such rules, by virtue of his affiliation with 21X Investments LLC, our largest shareholder. The Board of Directors has determined that Mr. Brewer is an “audit committee financial expert” also as defined in applicable Securities and Exchange Commission rules.

The Audit Committee is responsible for, among other things, selecting and hiring our independent public accountants; approving the audit services and pre-approving any non-audit services to be performed by our independent public accountants; reviewing the scope of the annual audit and the progress and results of the work done by our independent public accountants; reviewing our financial statements, internal accounting and auditing procedures and corporate programs to ensure compliance with applicable laws; and reviewing the services performed by our independent public accountants to determine if the services rendered are compatible with maintaining the independent public accountants’ independence.

Compensation Committee

Messrs. Brewer and Frappier currently comprise the Compensation Committee. As set forth above, Mr. Frappier is an “independent” member of the Compensation Committee within the meaning of the applicable Securities and Exchange Commission rules; however, Mr. Brewer is not “independent” within the meaning of such rules by virtue of his affiliation with 21X Investments LLC.

The Compensation Committee is responsible for, among other things reviewing and approving executive compensation policies and practices; reviewing and approving salaries, bonuses and other benefits paid to our officers, including our Chief Executive Officer and Chief Financial Officer; and administering our 1997 Stock Option Plan and our other benefit plans.

We currently do not have a nominating committee or any committee with similar responsibilities. Instead, the Board, as a whole, identifies and screens candidates for membership on the Board. Our Board of Directors includes a shareholder who beneficially owns approximately 56% of our outstanding common stock. Accordingly, we believe that he should participate in the selection of nominees to the Board of Directors and do not have a separate nominating committee at this time. All three nominees for election to the Board of Directors at the Annual Meeting are incumbent directors.

We do not have a formal written charter regarding the nomination process, and no specific minimum qualifications for director nominees have been established. In general, however, persons considered for nomination to the Board must have demonstrated outstanding achievement, personal integrity and judgment and such other specific business and professional skills and experience as will enhance the Board’s ability to serve the long-term interests of the Company and our shareholders, and must be willing and able to devote the necessary time to Board and committee activities and to enhance their knowledge of our industry. The Board considers potential candidates recommended by current directors, company officers, employees and others, although no procedure has been established for shareholders to recommend candidates to be considered as director nominees.

Director Compensation

Directors who are also our employees received no compensation for their service on our Board of Directors in the fiscal year ended September 30, 2008. In addition, we did not pay any cash compensation to our non-employee directors for their service on the Board during the fiscal year ended September 30, 2008. All non-employee directors are eligible for grants of stock and stock options under our 2008 Equity Incentive Plan. To determine the appropriate level of compensation for our non-employee directors, we take into consideration the significant amount of time and dedication required by the directors to fulfill their duties on our Board of Directors and committees as well as the need to continue to attract highly qualified candidates to serve on our Board of Directors.

The table below sets forth, for each non-employee director, the total amount of compensation related to his service during the fiscal year ended September 30, 2008:

Director Compensation
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David A. Brewer	—	—	—	—	—	—	—
Mark Frappier	—	—	—	—	—	—	—

(1)	Excludes grants and exchanges of options to purchase shares of our common stock granted/consummated subsequent to September 30, 2008 pursuant to our 2008 Equity Incentive Plan (see Proposal No. 2).

PROPOSAL NO. 2

APPROVAL OF 2008 EQUITY INCENTIVE PLAN

General

The Board of Directors is asking for approval of the Notify Technology Corporation 2008 Equity Incentive Plan (the “2008 Plan”) which was approved by the Board on December 17, 2008, subject to shareholder approval. The number of shares of our common stock subject to the 2008 Plan is 2,317,000. We intend to award grants to directors, officers and employees in order to provide incentives to such individuals to focus on our critical long-range objectives and to encourage the attraction and retention of such individuals. As of February 27, 2009, there were approximately 63 employees (including one director) and two non-employee directors eligible to participate in the 2008 Plan. On February 27, 2009, the closing price of a share of our common stock was $0.22.

The principal features of the 2008 Plan are summarized below, but the summary is qualified in its entirety by reference to the 2008 Plan itself which is attached to this proxy statement as Appendix “A”. We encourage you to read the 2008 Plan carefully.

Background of the 2008 Plan

The 2008 Plan is designed to serve as a comprehensive equity incentive program to attract and retain the services of individuals essential to our long-term growth and financial success. Our previous equity incentive plan, the 1997 Stock Plan, expired in January 2007 and since then we have not been able to offer plan-based equity incentives to our employees, management and contractors. With the adoption of the 2008 Plan, our officers and other employees, non-employee directors and independent contractors once again have the opportunity to acquire a meaningful equity interest in our Company.

Description of the 2008 Plan

The 2008 Plan authorizes the grant of awards in any of the following forms:

•	Options to purchase shares of common stock, which may be nonstatutory stock options or incentive stock options under the U.S. Internal Revenue Code of 1986, as amended (the “Code”);
•	Performance shares, which are units valued by reference to a designated number of shares of common stock to be paid upon the attainment of performance goals set as described below; and
•	Restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms determined as set forth below.

Both our Board of Directors and our Compensation Committee have the authority to act as the 2008 Plan administrator (the “Administrator”). The Administrator will have the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2008 Plan; and make all other decisions and determinations that may be required under the 2008 Plan.

Subject to adjustment as provided in the 2008 Plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the 2008 Plan is 2,317,000.

Option Grant Program

The Administrator has complete discretion under the 2008 Plan to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a nonstatutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

Each granted option will have an exercise price per share determined by the Administrator, which will not be less than the fair market value of our common stock on the date of grant. No granted option will have a term in excess of ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date.

Restricted Stock Program

Shares may be issued under the 2008 Plan at a price per share determined by the Administrator, payable in cash or for past services rendered to us. Shares may also be issued as a bonus for past services without any cash outlay required of the recipient. The Administrator has complete discretion under the 2008 Plan to determine which eligible individuals are to receive such stock issuances or awards, the time or times when those issuances or awards are to be made, and the number of shares subject to each such issuance or award. The Administrator also has discretion over the vesting schedule for shares issued under the 2008 Plan.

Performance Shares Program

The Administrator may designate any award as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m) (see below). If an award is so designated, the Administrator must establish objectively determinable performance goals for the award. Performance goals for such awards will be based on one or more financial, strategic and operational business criteria, including but not limited to the following:

•	gross and/or net revenue;
•	cost of goods sold and gross margin;
•	costs and expenses;
•	earnings, including before interest, taxes, depreciation and amortization (whether in the aggregate or on a per share basis);
•	share price;
•	market share; and
•	other objective goals consistent with the participant’s specific duties and responsibilities, designed to further our financial, operational and other business interests.

In order to meet the requirements of Section 162(m), the Administrator must establish such goals within the first 90 days after the beginning of the period for which such performance goal relates (or such other time as may be required or permitted under applicable tax regulations) and may not increase any award or, except in the case of death, disability or a change in control of Notify, waive the achievement of any specified goal. The Administrator may also determine that any evaluation of performance will include, exclude or otherwise equitably adjust for unusual and non-recurring financial events such as asset write-downs or impairment charges; the effect of changes in tax laws or accounting principles affecting reported results; accruals for reorganization and restructuring programs; extraordinary nonrecurring items meriting special accounting treatment, as determined under generally accepted accounting principles; acquisitions or divestitures; and foreign exchange gains and losses. However, in order to meet the requirements of Section 162(m), in the event the Administrator determines to include or exclude such unusual and nonrecurring events when measuring actual results, it must do so within the first 90 days after the beginning of the period for which such performance goal relates (or such other time as may be required or permitted under applicable tax regulations). Any payment of an award granted with performance goals will be conditioned on the written certification of the Administrator in each case that the performance goals and any other material conditions were satisfied.

Limitations on Transfer; Beneficiaries

No award under the 2008 Plan will be assignable or transferable by a participant other than by will or the laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order; provided, however, that the Administrator may permit other transfers where the Administrator concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Acceleration Upon Certain Events

Upon the occurrence of a “change in control” of Notify (as defined in the 2008 Plan), the Administrator, in its sole discretion, may provide that (i) that any awards will be settled in cash rather than stock, (ii) that awards or any portion thereof will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (iii) that awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding awards may be settled by payment in cash or cash equivalents equal to the excess of the fair market value of the underlying stock, as of a specified date associated with the transaction, over the exercise price of the award, (v) that performance targets and performance periods for qualified performance-based awards will be modified, consistent with Code Section 162(m) where applicable, or (vi) any combination of the foregoing.

The Administrator, in its sole discretion, may also provide that if a participant’s service terminates by reason of death or disability (i) all of such participant’s outstanding options and other awards in the nature of rights that may be exercised will become fully vested and exercisable and will expire after a designated period of time to the extent not then exercised, (ii) outstanding awards may be settled by payment in cash or cash equivalents equal to the excess of the fair market value of the underlying stock, as of a specified date associated with the death or disability, over the exercise price of the award, (iii) performance targets and performance periods for qualified performance-based awards will be modified, consistent with Code Section 162(m) where applicable, or (iv) any combination of the foregoing. The Committee may discriminate among participants or among awards in exercising such discretion.

Adjustments

In the event of a stock split, a dividend payable in shares of common stock, a spin-off, an extraordinary cash dividend, a combination or consolidation of the common stock into a lesser number of shares, or another equity restructuring that causes the per-share value of the common stock to change, the share authorization limits under the 2008 Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such award.

Termination and Amendment

The 2008 Plan was approved by our Board of Directors in December 2008 and is being submitted to our shareholders at the 2009 Annual Meeting. The 2008 Plan has a term of ten years, unless earlier terminated by the Board or the Compensation Committee. The Board or the Compensation Committee may, at any time and from time to time, terminate or amend the 2008 Plan, but if an amendment to the 2008 Plan would materially increase the number of shares of stock issuable under the 2008 Plan, expand the types of awards provided under the 2008 Plan, materially expand the class of participants eligible to participate in the 2008 Plan, materially extend the term of the 2008 Plan or otherwise constitute a material amendment requiring shareholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to shareholder approval. No termination or amendment of the 2008 Plan may adversely affect any award previously granted under the 2008 Plan without the written consent of the participant.

The Administrator may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by the shareholders or otherwise permitted by the anti-dilution provisions of the 2008 Plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Certain Federal Tax Information

The following discussion is a limited summary, as of the date of this proxy statement, of the U.S. federal income tax provisions relating to the grant, exercise and vesting of awards under the 2008 Plan. The following discussion is not complete and is not intended to be relied upon as tax advice. The tax consequences of awards may vary according to the country of participation; this discussion assumes that such country is the United States. Also, the tax consequences of the grant, exercise or vesting of awards vary depending upon the particular circumstances, and it should be noted that the income tax laws, regulations and interpretations thereof change frequently. Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local, and foreign tax laws.

Nonstatutory Stock Options.  Generally, there are no federal income tax consequences to the optionee or to us upon the grant of a nonstatutory stock option under the 2008 Plan. If the optionee exercises a nonstatutory option, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and we will be allowed a corresponding deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options.  Generally, there are no federal income tax consequences to the optionee or to us upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and we will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Restricted Stock.  Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, the participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Code Section 162(m) limits to $1 million per person the amount we may deduct for compensation paid to certain officers and certain of our most highly compensated employees. If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Performance Shares.  Generally, a participant will not recognize income, and we will not be allowed a tax deduction, at the time of an award of performance shares. When the participant receives payment of a performance award, the fair market value of the shares of stock (or cash payment) will be ordinary income to the participant, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Code Section 409A.  The 2008 Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the recognition of taxable income related to such incentive awards would be accelerated and would result in the imposition of additional taxes and penalties. Restricted stock awards and stock options that comply with the terms of the 2008 Plan are designed to be exempt from the application of Code Section 409A. Performance shares granted under the 2008 Plan would be subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards must be specially designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.

Benefits to Named Executive Officers and Others

The following table sets forth the number of shares of common stock issuable upon exercise of stock options that, as of February 27, 2009, have previously been granted under the 2008 Plan (subject to shareholder approval) to the specified individuals and groups:

Name	Dollar Value ($)(1)	Shares Issuable Upon Exercise of Stock Options
Paul DePond(2)		800,008
Gerald W. Rice(3)		250,003
Rhonda Chicone(4)		250,003
Executive Group(2)(3)(4)		1,300,014
Non-Executive Director Group		100,000
Non-Executive Officer Employee Group		350,000

(1)	Each of our current officers, directors and employees is eligible to receive awards under the 2008 Plan. The Administrator has the discretion to determine which eligible persons will receive awards under the 2008 Plan. As a result, the amount and timing of such awards are not determinable at this time. The information in this table is not necessarily indicative of the types or amounts of benefits or awards that the persons identified in the table will receive in the future under the 2008 Plan.
(2)	Includes options to purchase an aggregate of 113,700 shares of common stock which were exchanged for options previously granted under our 1997 Stock Plan to purchase an aggregate of 600,000 shares of common stock. The options so exchanged were cancelled.
(3)	Includes options to purchase an aggregate of 27,885 shares of common stock which were exchanged for options previously granted under our 1997 Stock Plan to purchase an aggregate of 150,000 shares of common stock. The options so exchanged were cancelled.
(4)	Includes options to purchase an aggregate of 27,885 shares of common stock which were exchanged for options previously granted under our 1997 Stock Plan to purchase an aggregate of 150,000 shares of common stock. The options so exchanged were cancelled.

Equity Compensation Plan Information

Our 1997 Stock Plan was established in January 1997. The 1997 Stock Plan had a term of ten years and expired in January 2007. Under the 1997 Stock Plan, a total of 3,650,000 shares of our common stock had been reserved for issuance. At the expiration of the 1997 Stock Plan, options to purchase 175,338 shares of our common stock had been exercised. Options to purchase up to 2,773,000 shares of our common stock were still outstanding on December 15, 2008. The remaining 546,662 shares authorized under the 1997 Stock Plan expired with the expiration of the 1997 Stock Plan. On October 15, 2007, 106,667, options were executed and 3,333 expired, on December 2, 2007, 40,000 options expired due to non-exercise and 5,000 options expired on their 10 year anniversary on June 11, 2008.

The following table provides information as of September 30, 2008, regarding common stock that may be issued pursuant to our then-existing equity compensation plans:

	(a) Number Of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price Of Outstanding Options, Warrants and Rights	(c) Number Of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Shareholders(1)	2,773,000	(1)	$1.248	—
Equity Compensation Plans Not Approved By Shareholders	—		—	—
Totals	2,773,000		$1.248	—

(1)	Consists of shares issuable under our 1997 Stock Plan; excludes shares issuable under the 2008 Plan.

Vote Required and Recommendation of the Board

The affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote at the annual meeting is required for approval of the 2008 Plan. Should shareholder approval not be obtained, the adoption of the 2008 Plan will not be effective.

The Board of Directors recommends that shareholders vote FOR approval of the 2008 Plan. We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR approval of the 2008 Plan.

PROPOSAL NO. 3

AMENDMENT OF BYLAWS

General

As currently stated, our Bylaws provide that the Board of Directors or shareholders may determine a fixed number of authorized directors, within a range of a minimum of five directors and a maximum of nine directors. Our Board has previously fixed the authorized number of directors at five; however, at the current time we have only three duly elected, acting and qualified directors. We believe that our current directors provide the level and amount of core competencies and expertise that we require for the foreseeable future, and have no current intentions or understandings to increase the number of our Board of Directors or to nominate any additional person or persons to serve as a member of our Board of Directors. As a quorum of the Board must be present at each Board meeting in order for the actions taken at that meeting to be valid, and as our Bylaws state that a quorum of the Board consists of a majority of the authorized number of directors, having a Board that consists of five authorized members while only three of those seats are filled would require all three directors to be present at every Board meeting. We cannot guarantee that every current Board member will be available for all upcoming Board meetings. For these reasons, we believe that it would be more beneficial to our shareholders and to our Company if the Bylaws provided for three to five directors, rather than five to nine directors, with the Board and shareholders being authorized to determine a fixed number of directors within that range.

The modification in the number of authorized directors will be effected by an amendment to the Bylaws in the form of Appendix “B” to this proxy statement.

Vote Required and Recommendation of the Board

The affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote at the annual meeting is required for approval of this Proposal. Should shareholder approval not be obtained, we will be unable to amend the Bylaws to decrease the range of the number of authorized directors.

The Board of Directors recommends that shareholders vote FOR approval of the amendment to the Bylaws decreasing the number of authorized directors to a range from three to five, with the specific number of directors to be determined by resolution of the Board of Directors or shareholders. We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR approval of this amendment to the Bylaws.

PROPOSAL NO. 4

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

General

L.L. Bradford & Company, LLC (“L.L. Bradford”), has served as our independent public accounting firm since October 2005, and has been appointed by the Audit Committee to continue as our registered public accountants for the fiscal year ending September 30, 2009.

Shareholder ratification of L.L. Bradford as our independent public accountants is not required by our Bylaws or otherwise. The Board of Directors is seeking such ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection of L.L. Bradford as our independent public accountants, the Audit Committee will consider whether to retain that firm for the year ending September 30, 2009. Even if the selection is ratified, we may appoint a different independent public accounting firm during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our shareholders. We do not expect a representative of L.L. Bradford to be present at the annual meeting or otherwise be available to make a statement or respond to questions.

Fees and Services

The following table shows the aggregate fees billed to us, or that we expect to be billed to us, for professional services by L.L. Bradford for the fiscal years ended September 30, 2008 and 2007:

	2008	2007
Audit Fees	$45,675	$56,688
Audit-Related Fees	—	—
Tax Fees	8,000	7,500
All Other Fees	—	—
Total	$53,675	$64,188

Audit Fees.  This category includes the aggregate fees billed for professional services rendered for the audits of our financial statements for the fiscal years ended September 30, 2008 and 2007, for the reviews of the financial statements included in our quarterly reports on Form 10-QSB during fiscal 2008 and 2007, and for other services that are normally provided by the independent public accountants in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Audit-Related Fees.  This category includes the aggregate fees billed in each of the last two fiscal years for assurance and related services by the independent public accountants that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported above under “Audit Fees,” and generally consist of fees for other engagements under professional auditing standards, accounting and reporting consultations, internal control-related matters, and audits of employee benefit plans.

Tax Fees.  This category includes the aggregate fees billed in each of the last two fiscal years for professional services rendered by the independent public accountants for tax compliance, tax planning and tax advice.

All Other Fees.  This category includes the aggregate fees billed in each of the last two fiscal years for products and services provided by the independent auditors that are not reported above under “Audit Fees,” “Audit-Related Fees,” or “Tax Fees.”

Our Audit Committee reviewed and pre-approved all audit and non-audit fees for services provided by L.L. Bradford and has determined that the provision of such services to us during fiscal 2008 is compatible with and did not impair L.L. Bradford’s independence. L.L. Bradford was engaged to perform the 2007 fiscal year-end audit and fiscal 2008 audit services. It is the practice of the Audit Committee to consider and approve in advance all auditing and non-auditing services provided to us by our independent public accountants in accordance with the applicable requirements of the Securities and Exchange Commission.

Vote Required and Recommendation of the Board

The ratification of the appointment of L.L. Bradford requires the affirmative vote of the holders of a majority of shares present or represented and entitled to vote thereon at the annual meeting.

The Board of Directors recommends that shareholders vote FOR the ratification of appointment of the independent public accountants.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this information be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate this information by reference in such filing.

The Audit Committee oversees the financial reporting process for Notify Technology Corporation on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviews the Company’s internal accounting procedures, consults with, and reviews the services provided by the Company’s independent public accountants, and makes recommendations to the Board regarding the appointment of independent public accountants. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent public accountants are responsible for expressing an opinion on the conformity of those audited financial statements to generally accepted accounting principles.

In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent public accountants regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee discussed with the independent public accountants their independence from the Company and its management. The independent public accountants provided the written disclosures and the letter required by Independence Standards Board Standard No. 1.

The Audit Committee has also met and discussed with the Company’s management, and with its independent public accountants, issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company, and the selection of the Company’s independent public accountants. In addition, the Audit Committee discussed with the independent public accountants, with and without management present, the specific results of audit investigations and examinations and the auditors’ judgments regarding any and all of the above issues.

Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended September 30, 2008, for filing with the Securities and Exchange Commission.

Respectfully submitted, Audit Committee of the Board of Directors of Notify Technology Corporation David A. Brewer Mark Frappier

SECURITY OWNERSHIP

The following table sets forth certain information regarding beneficial ownership of our common stock as of the Record Date, by (i) each person or entity who is known by us to own beneficially more than 5% of the outstanding shares of our common stock, (ii) each of our directors, (iii) each of the Named Executive Officers (as defined below), and (iv) all directors and executive officers as a group.

The table is based on information provided to us or filed with the SEC by our directors, executive officers and principal shareholders. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares. Shares of common stock as indicated in the table, issuable upon exercise of options that are currently exercisable or are exercisable within 60 days after the Record Date, are deemed outstanding for purposes of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other shareholder. Unless otherwise indicated, the address for each shareholder listed in the following table is c/o Notify Technology Corporation, 1054 S. De Anza Blvd., Suite 105, San Jose, California 95129.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Class Beneficially Owned(1)
21X Investments LLC(2) c/o 1080 Telegraph St B11 Reno NV 89502	6,650,000	47.2
Bruce Galloway(3) c/o Galloway Capital Management, LLC 720 Fifth Avenue, 10th Floor New York, NY 10019	1,317,928	9.4
Galloway Capital Management, LLC(4) 720 Fifth Avenue, 10th Floor New York, NY 10019	1,036,321	7.4
Gary Herman(5) c/o Galloway Capital Management, LLC 720 Fifth Avenue, 10th Floor New York, NY 10019	1,036,321	7.4
Strategic Turnaround Equity Partners LP(6) c/o Stuarts Corporate Services, Ltd. P.O. Box 2510 GT, 4th Floor One Cayman Financial Centre 36A Dr. Roy’s Drive, Georgetown, Grand Cayman Cayman Islands	1.036,321	7.4
David A. Brewer(7)	7,897,156	55.8
Mark Frappier(8)	5,556	*
Paul F. DePond(9)	1,136,504	7.5
Gerald W. Rice(10)	362,981	2.5
Rhonda Chicone(11)	348,778	2.4
All executive officers and directors as a group (five persons)(7)(8)(9)(10)(11)	9,750,975	61.6

*	Less than one percent.
(1)	Applicable percentage of ownership is based on 14,075,662 shares of our common stock outstanding as of February 27, 2009, together with applicable options for such shareholder.
(2)	David Brewer, one of our directors, is the sole member and manager of 21X Investments LLC. Information with respect to the number of shares beneficially owned is based solely on the Schedule 13D filed with the SEC by 21X Investments LLC and Mr. Brewer on June 8, 2007.

(3)	Includes (i) 188,941 shares of common stock held by Mr. Galloway’s Individual Retirement Account for which he has sole voting and investment authority; (ii) 22,666 shares of common stock held by Mr. Galloway’s son, for which Mr. Galloway has sole voting and investment authority; (iii) 70,000 shares of common stock held by RexonGalloway Capital Growth, LLC, for which Mr. Galloway has sole voting and investment authority; and (iv) 1,036,321 shares of common stock held by Strategic Turnaround Equity Partners, LP (“STEP”);. Mr. Galloway is a managing member of Galloway Capital Management, LLC (“GCM”), the general partner of STEP, and has shared voting and investment authority for STEP. As a result, he may be deemed to indirectly beneficially own the shares held by STEP. Mr. Galloway disclaims beneficial ownership of the shares held by STEP, except to the extent of his indirect interests by virtue of being a managing member of GCM and by virtue of his being a limited partner in STEP. Information with respect to the number of shares beneficially owned in Notes 3 – 6 is based solely on the Schedule 13G/A filed with the SEC by Mr. Galloway, GCM, STEP and Mr. Herman on February 13, 2009.
(4)	Reflects 1,036,321 shares of common stock held by STEP, for which GCM shares voting and investment authority.
(5)	Reflects 1,036,321 shares of common stock held by STEP. Mr. Herman is a managing member of GCM, the general partner of STEP, and has shared voting and investment authority for STEP. As a result, he may be deemed to indirectly beneficially own the shares held by STEP. Mr. Herman disclaims beneficial ownership of the shares held by STEP, except to the extent of his indirect interests by virtue of being a managing member of GCM and by virtue of his being a limited partner in STEP.
(6)	STEP shares voting and investment authority over these shares with GCM.
(7)	Includes 85,556 shares of common stock issuable to Mr. Brewer upon exercise of options exercisable within 60 days of February 27, 2009.
(8)	Comprised of 5,556 shares of common stock issuable to Mr. Frappier upon exercise of options exercisable within 60 days of February 27, 2009.
(9)	Includes 988,889 shares of common stock issuable to Mr. DePond upon exercise of options exercisable within 60 days of February 27, 2009.
(10)	Includes 337,778 shares of common stock issuable to Mr. Rice upon exercise of options exercisable within 60 days of February 27, 2009.
(11)	Includes 337,778 shares of common stock issuable to Ms. Chicone upon exercise of options exercisable within 60 days of February 27, 2009.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities during the fiscal years ended September 30, 2007 and 2008, by our (i) Chief Executive Officer, and (ii) executive officers, other than the Chief Executive Officer, whose salaries for the 2008 fiscal year as determined by Regulation S-K, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the “Named Executive Officers”).

	Annual Compensation			All Other Compensation ($)(1)	Total ($)
Name and Principal Position	Year	Salary ($)	Bonus ($)
Paul F. DePond Chief Executive Officer	2008	276,576	27,094	23,625	327,295
	2007	242,308	0	30,159	272,467
Gerald W. Rice Chief Financial Officer	2008	193,538	13,547	14,205	221,290
	2007	183,077	0	31,627	214,704
Rhonda Chicone Vice President of Product Development	2008	136,808	13,547	6,741	157,096
	2007	120,769	0	7,924	128,693

(1)	Represents payments of health insurance premiums and dental benefits on behalf of the Named Executive Officers.

Employment Agreements and Change-in-Control Arrangements

The compensation paid to our Named Executive Officers for the periods set forth above was derived from the terms of our employment agreements with these individuals. The following summarizes those agreements:

Paul F. DePond.  In October 2007, we entered into an Amended and Restated Employment Agreement with Mr. DePond, providing for an annual base salary of $255,000. The Agreement was further amended in December 2008 to increase the annual base salary to $275,000. Under the Agreement, Mr. DePond is also eligible to receive annual bonuses based upon targets approved by our Board of Directors.

The Agreement further provides that in the event that Mr. DePond’s employment with the Company is terminated without “Cause” (as defined in the Agreement) within 24 months following a “Change of Control” (also as defined in the Agreement) or at any time apart from a Change of Control, Mr. DePond is entitled to receive the following:

•	severance compensation equal to a continuation of his salary for a period of 18 months;
•	the maximum amount of his bonus for the fiscal year in which such involuntary termination occurs that could have been received had he satisfied all conditions necessary to earn such maximum amount of the bonus during the remainder of such fiscal year;
•	100% Company-paid dental and life insurance coverage and reimbursement for all premium payments paid under COBRA for continuing health insurance coverage as provided to Mr. DePond and his dependents immediately prior to such termination until the earlier of (i) 18 months following such termination, or (ii) the date Mr. DePond becomes covered under another employer’s dental, life or health insurance plan. In lieu of such reimbursements, Mr. DePond may, at his sole election, receive a one-time cash payment equal to the total amount of such premium payments Mr. DePond would be required to make for 18 months following such termination; and
•	outplacement services for a period of up to six months following such termination with a maximum obligation to the Company of $9,000 for such services.

Mr. DePond is not entitled to severance compensation in the event of a termination for Cause or upon his voluntary resignation. In the event of a termination due to disability, Mr. DePond is entitled to receive only those severance or disability benefits as are established under the Company’s then existing severance and benefits plans and policies. In the event of a termination due to Mr. DePond’s death, his estate is entitled to receive a one-time cash payment equal to his annual base salary less the amount he is entitled to receive under the Company-paid life insurance policy.

Gerald W. Rice.  In October 2007, we entered into an Amended and Restated Employment Agreement with Mr. Rice, providing for an annual base salary of $185,000. In December 2008, the Agreement was further amended to increase the annual base salary to $195,000. Under the Agreement, Mr. Rice is also eligible to receive annual bonuses based upon targets approved by our Board of Directors.

The Agreement further provides that in the event that Mr. Rice’s employment with the Company is terminated without “Cause” (as defined in the Agreement) within 24 months following a “Change of Control” (also as defined in the Agreement) or at any time apart from a Change of Control, Mr. Rice will be entitled to receive the following:

•	severance compensation equal to a continuation of his salary for a period of 12 months;
•	the maximum amount of his bonus for the fiscal year in which such involuntary termination occurs that could have been received had he satisfied all conditions necessary to earn such maximum amount of the bonus during the remainder of such fiscal year;
•	100% Company-paid dental and life insurance coverage and reimbursement for all premium payments paid under COBRA for continuing health insurance coverage as provided to Mr. Rice and his dependents immediately prior to such termination until the earlier of (i) 12 months following such termination, or (ii) the date Mr. Rice becomes covered under another employer’s dental, life or health insurance plan. In lieu of such reimbursements, Mr. Rice may, at his sole election, receive a one-time cash payment equal to the total amount of such premium payments Mr. Rice would be required to make for 12 months following such termination; and
•	outplacement services for a period of up to 6 months following such termination with a maximum obligation to the Company of $9,000 for such services.

Mr. Rice is not entitled to severance compensation in the event of a termination for Cause or upon his voluntary resignation. In the event of a termination due to disability, Mr. Rice is entitled to receive only those severance or disability benefits as are established under the Company’s then existing severance and benefits plans and policies. In the event of a termination due to Mr. Rice’s death, his estate is entitled to receive a one-time cash payment equal to his annual base salary less the amount he is entitled to receive under the Company-paid life insurance policy.

Rhonda Chicone.  In October 2007 we entered into an Amended and Restated Employment Agreement with Ms. Chicone, providing for an annual base salary of $135,000. The Agreement was further amended in December 2008, increasing the annual base salary to $145,000. Under the Agreement, Ms. Chicone is also eligible to receive annual bonuses based on targets approved by our Board of Directors.

The Agreement further provides that in the event that Ms. Chicone’s employment with the Company is terminated without Cause (as defined in the Agreement) within 24 months following a “Change of Control” (also as defined in the Agreement) or at any time apart from a Change of Control, Ms. Chicone will be entitled to receive the following:

•	severance compensation equal to a continuation of her salary for a period of 12 months;
•	the maximum amount of her bonus for the fiscal year in which such involuntary termination occurs that could have been received had she satisfied all conditions necessary to earn such maximum amount of the bonus during the remainder of such fiscal year;
•	100% Company-paid dental and life insurance coverage and reimbursement for all premium payments paid under COBRA for continuing health insurance coverage as provided to Ms. Chicone and her dependents immediately prior to such termination until the earlier of (i) 12 months following such termination, or (ii) the date Ms. Chicone becomes covered under another employer’s dental, life or health insurance plan. In lieu of such reimbursements, Ms. Chicone may, at her sole election, receive a one-time cash payment equal to the total amount of such premium payments Ms. Chicone would be required to make for 12 months following such termination; and
•	outplacement services for a period of up to 6 months following such termination with a maximum obligation to the Company of $9,000 for such services.

Ms. Chicone is not entitled to severance compensation in the event of a termination for Cause or upon her voluntary resignation. In the event of a termination due to death or disability, Ms. Chicone is entitled to receive only those severance or disability benefits as are established under the Company’s then existing severance and benefits plans and policies.

The foregoing Agreements define a “Change of Control” as (i) the acquisition of more than 30% of our total voting power by any person or group; (ii) a change in a majority of our Board of Directors occurring within a two-year period; or (iii) the approval by our shareholders of (A) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, (B) a sale of all or substantially all of our assets, or (C) a liquidation; provided, however, that a public offering of our common stock does not constitute a Change of Control. The Agreements define “Cause” as (i) an act of personal dishonesty in connection with such person’s responsibilities as an employee and which is intended to result in the substantial personal enrichment of such person; (ii) a conviction of a felony that the Board of Directors reasonably believes had or will have a material detrimental effect on our reputation or business; and (iii) willful act by the person which constitutes gross misconduct and is injurious to us. The Agreements define “disability” as the person’s inability to perform duties under the Agreement due to mental or physical illness and such inability, at least 26 weeks after its commencement, is determined to be total and permanent by a physician.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information for the Named Executive Officers with respect to securities underlying unexercised options at September 30, 2008:

	Option Awards
Name	Number of Securities Underlying Unexcercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Option Exercise Price($)	Option Expiration Date
Paul F. DePond	50,000(1)	—	$8.813	2/23/2010
	50,000(1)	—	$2.750	11/29/2010
	100,000(1)	—	$1.600	6/28/2011
	500,000(1)	—	$1.600	6/28/2011
	150,000(1)	—	$0.320	10/10/2011
	400,000(1)	—	$0.250	8/5/2013
	250,000(1)	—	$0.260	11/8/2014
Gerald W. Rice	50,000(1)	—	$8.813	2/23/2010
	10,000(1)	—	$2.750	11/29/2010
	50,000(1)	—	$1.600	6/28/2011
	100,000(1)	—	$1.600	6/28/2011
	50,000(1)	—	$0.320	10/10/2011
	125,000(1)	—	$0.250	8/5/2013
	75,000(1)	—	$0.260	11/8/2014
Rhonda Chicone	5,000(1)	—	$3.781	2/24/2009
	5,000(1)	—	$6.375	11/9/2009
	20,000(1)	—	$8.813	2/23/2010
	10,000(1)	—	$3.875	7/17/2010
	150,000(1)	—	$1.600	6/28/2011
	50,000(1)	—	$0.320	10/10/2011
	150,000(1)	—	$0.250	8/5/2013
	75,000(1)	—	$0.260	11/8/2014
		—

(1)	All of the above options vested in equal monthly installments over a 25 to 48-month period. As of the date hereof, all of these options have fully vested.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In October 2007, we entered into Amended and Restated Employment Agreements with each of Messrs. DePond and Rice and Ms. Chicone. These Agreements were further amended in December 2008 to increase the respective annual base salaries paid to these individuals. See the discussion of these Agreements located above in the section titled “Executive Compensation — Employment Agreements and Change-in-Control Arrangements”.

Other than those Agreements, during the last two fiscal years, we have not been a party to any related party transactions.

MISCELLANEOUS

Shareholder Proposals

Any shareholder proposal intended to be presented at the Annual Meeting of Shareholders for the fiscal year ending September 30, 2009 must be received by the Company not later than December 15, 2009 for inclusion in our proxy statement and form of proxy for that meeting. Such proposals should be directed to the attention of Secretary, Notify Technology Incorporated, 1054 S. De Anza Boulevard, Suite 105, San Jose, California 95129. If a shareholder notifies the Company in writing prior to December 15, 2009 that he or she intends to present a proposal at our Annual Meeting of Shareholders for the fiscal year ending September 30, 2009, the proxy holders designated by the Board of Directors may exercise their discretionary voting authority with regard to the shareholder’s proposal and the proxy holder’s intentions with respect to the proposal. If the shareholder does not notify the Company by such date, the proxy holders may exercise their discretionary voting authority with respect to the proposal without inclusion of such discussion in the proxy statement.

Shareholder Communication with our Board

Any communications from shareholders to our Board of Directors must be addressed in writing and mailed to the attention of the Board of Directors, c/o Secretary, 1054 S. De Anza Boulevard, Suite 105, San Jose, California 95129. The Secretary will compile the communications, summarize lengthy or repetitive communications and forward these communications to the directors, in accordance with the judgment of our Chairman of the Board. Any matter relating to our financial statements, accounting practices or internal controls should be addressed to the Audit Committee.

Other Matters

We do not intend to bring before the meeting for action any matters other than those specifically referred to in this proxy statement, and we are not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the meeting, the persons named in the proxy intend to vote on any such matter in accordance with their best judgment, including any matters or motions dealing with the conduct of the meeting.

Annual Report on Form 10-KSB

A copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2008, is being mailed to each shareholder of record together with this proxy statement.

Proxies

All shareholders are urged to fill in their choices with respect to the matters to be voted on, sign, date and promptly return the enclosed form of Proxy.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A single proxy statement may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or us that you no longer wish to participate in “householding.” If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report in the future you may (i) notify your broker or (ii) direct your written request to: Notify Technology Corporation, Attn: Secretary, 1054 S. De Anza Boulevard, Suite 105, San Jose, California 95129, telephone: (408) 777-7920. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to all shareholders at a shared address to which a single copy of the documents was delivered.

By Order of the Board of Directors
/s/ Gerald W. Rice Gerald W. Rice, Chief Financial Officer and Secretary

April 15, 2009

NOTIFY TECHNOLOGY CORPORATION
2008 EQUITY INCENTIVE PLAN

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NOTIFY TECHNOLOGY CORPORATION

2008 EQUITY INCENTIVE PLAN

ARTICLE 1
PURPOSE

1.1 General.  The purpose of the Notify Technology Corporation 2008 Equity Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Notify Technology Corporation (the “Company”), by linking the personal interests of employees, officers, non-employee directors and consultants of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, non-employee directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, non-employee directors and consultants of the Company and its Affiliates.

ARTICLE 2
DEFINITIONS

2.1 Definitions.  When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

“Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

“Award” means any Option, Restricted Stock Award, Performance Share, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

“Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Awards or series of Awards under the Plan. The Committee may provide for the use of electronic, internet or other non-paper Award Certificates, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

“Board” means the Board of Directors of the Company.

“Change in Control” means and includes the occurrence of any one of the following events:

(i) individuals who, on the Effective Date, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

(ii) any person is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of either (A) 50% or more of the then-outstanding shares of common stock of the Company (“Company Common Stock”) or (B) securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of directors (the “Company Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions shall not constitute a Change in Control:

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(w) an acquisition directly from the Company, (x) an acquisition by the Company or a Subsidiary of the Company, (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary of the Company, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below); or

(iii) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets (a “Sale”) or the acquisition of assets or stock of another corporation (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition:

(A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Reorganization, Sale or Acquisition (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets or stock either directly or through one or more subsidiaries the (“Surviving Corporation”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be, and

(B) no person (other than (x) the Company or any Subsidiary of the Company, (y) the Surviving Corporation or its ultimate parent corporation, or (z) any employee benefit plan or related trust) sponsored or maintained by any of the foregoing is the beneficial owner, directly or indirectly, of 50% or more of the total common stock or 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Corporation, and (C) at least a majority of the members of the board of directors of the Surviving Corporation were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or

(iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time. Reference to a specific Section of the Code or regulation thereunder shall include such Section or regulation, any valid regulation promulgated under such Section, and any comparable provision of any future law, legislation or regulation amending, supplementing or superseding such Section or regulation.

“Committee” means the committee of the Board described in Article 4.

“Company” means Notify Technology Corporation, a California corporation, or any successor corporation.

“Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer, consultant or non-employee director of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option, “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Status as a Participant shall not be considered interrupted in the case of any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the

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Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

“Covered Employee” means a covered employee as defined in Code Section 162(m)(3).

“Disability” or “Disabled” has the same meaning as provided in the long-term disability plan or policy maintained by the Company or if applicable, most recently maintained, by the Company or if applicable, an Affiliate, for the Participant, whether or not such Participant actually receives disability benefits under such plan or policy. If no long-term disability plan or policy was ever maintained on behalf of Participant or if the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. Notwithstanding the foregoing, for any Awards that constitute a nonqualified deferred compensation plan within the meaning of Section 409A(d) of the Code, Disability has the meaning given such term in Section 409A of the Code. In the event of a dispute, the determination whether a Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.

“Effective Date” has the meaning assigned such term in Section 3.1.

“Eligible Participant” means an employee, officer, consultant or non-employee director of the Company or any Affiliate.

“Exchange” means the New York Stock Exchange or any other national securities exchange or national market system on which the Stock may from time to time be listed or traded.

“Fair Market Value” of the Stock, on any date, means: (i) if the Stock is listed or traded on any Exchange, the closing sales price for such Stock (or the closing bid, if no sales were reported) as quoted on such Exchange (or, if more than one Exchange, the Exchange with the greatest volume of trading in the Stock) for such date, or if no sales or bids were reported for such date, on the last market trading day prior to the day of determination, as reported by Bloomberg, L.P. quotation services or such other source as the Committee deems reliable; (ii) if the Stock is quoted on the over-the-counter market or is regularly quoted by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of the Stock shall be the mean between the high bid and low asked prices for the Stock on such date, or if no sales or bids were reported for such date, on the last market trading day prior to the day of determination, as reported by Bloomberg, L.P. quotation services or such other source as the Committee deems reliable, or (iii) in the absence of an established market for the Stock, the Fair Market Value shall be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.

“Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.

“Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

“Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.

“Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

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“Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

“Participant” means a person who, as an employee, officer, non-employee director or consultant of the Company or any Affiliate, has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 10.5 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

“Performance Share” means any right granted to a Participant under Article 8 to a unit to be valued by reference to a designated number of Shares to be paid upon achievement of such performance goals as the Committee establishes with regard to such Performance Share.

“Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

“Plan” means the Notify Technology Corporation 2008 Equity Incentive Plan, as amended from time to time.

“Qualified Performance-Based Award” means an Award that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Business Criteria as set forth in Section 10.8(b), or (ii) an Option.

“Qualified Business Criteria” means one or more of the Business Criteria listed in Section 10.8(b) upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

“Restricted Stock Award” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.

“Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

“Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Section 11.1, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Section 11.1.

“Stock” means the $0.001 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 11.

“Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

“1933 Act” means the Securities Act of 1933, as amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

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ARTICLE 3
TERM OF PLAN

3.1 Effective Date.  The Plan shall be effective as of the date it is approved by both the Board and the shareholders of the Company (the “Effective Date”).

3.2 Termination of Plan.  The Plan shall terminate on the tenth anniversary of the Effective Date unless earlier terminated as provided herein. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination; such outstanding Awards shall continue to be governed by the terms and conditions of this Plan and the applicable Award Certificates. No Incentive Stock Options may be granted more than ten years after the earlier of (a) adoption of this Plan by the Board, or (b) the Effective Date.

ARTICLE 4
ADMINISTRATION

4.1 Committee.  The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Code Section 162(m)) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the fact that a Committee member fails to qualify under either of the foregoing requirements or fails to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

4.2 Action and Interpretations by the Committee.   For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee regarding the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3 Authority of Committee.  Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a)	Grant Awards;
(b)	Designate Participants;
(c)	Determine the type or types of Awards to be granted to each Participant;
(d)	Determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;
(e)	Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, base price, or purchase price, any restrictions or limitations on the Award, any

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schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;
(f)	Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award, in accordance with Article 10, based in each case on such considerations as the Committee in its sole discretion determines;
(g)	Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;
(h)	Prescribe the form of each Award Certificate, which need not be identical for each Participant;
(i)	Decide all other matters that must be determined in connection with an Award;
(j)	Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;
(k)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;
(l)	Amend the Plan or any Award Certificate as provided herein; and
(m)	Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in such other jurisdictions and to meet the objectives of the Plan.

Notwithstanding the above, the Board may, by resolution, expressly delegate to a special committee, consisting of one or more directors who may but need not be officers of the Company, the authority, within specified parameters, to (i) designate employees and/or consultants of the Company or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities to an officer of the Company may not be made with respect to the grant of Awards to eligible participants (a) who are subject to Section 16(a) of the 1934 Act at the Grant Date, or (b) who as of the Grant Date are reasonably anticipated to be become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Board and such delegates shall report regularly to the Board and the Compensation Committee regarding the delegated duties and responsibilities and any Awards so granted.

4.4 Award Certificates.  Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

5.1 Number of Shares.  Subject to adjustment as provided in Sections 5.2 and 11.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be Two Million Three Hundred Seventeen Thousand (2,317,000).

5.2 Share Counting.  Shares covered by an Award shall be subtracted from the Plan share reserve as of the date of grant, but shall be added back to the Plan share reserve in accordance with this Section 5.2.

(a)	To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.
(b)	Shares subject to Awards settled in cash will again be available for issuance pursuant to Awards granted under the Plan.
(c)	Substitute Awards granted pursuant to Section 10.11 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.

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5.3 Stock Distributed.  Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

ARTICLE 6
ELIGIBILITY

6.1 General.  Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted to only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code. Eligible Participants who are service providers to an Affiliate may be granted Options under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of the regulations under Code Section 409A.

ARTICLE 7
STOCK OPTIONS

7.1 General.  The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)	Exercise Price. The exercise price per Share under an Option shall be determined by the Committee; provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 10.11)shall not be less than the Fair Market Value as of the Grant Date.
(b)	Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.
(c)	Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.
(d)	Exercise Term. Except for Nonstatutory Options granted to Participants outside the United States, no Option granted under the Plan shall be exercisable for more than ten years from the Grant Date.
(e)	No Deferral Feature. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.

7.2 Incentive Stock Options.  The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code. If all of the requirements of Section 422 of the Code are not met, the Option shall automatically become a Nonstatutory Stock Option.

ARTICLE 8
PERFORMANCE SHARES

8.1 Grant of Performance Shares.  The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant and to designate the provisions of such Performance Shares as provided in Section 4.3. All Performance Shares shall be evidenced by an Award Certificate or a written program established by the Committee, pursuant to which Performance Shares are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

8.2 Performance Goals.  The Committee may establish performance goals for Performance Shares which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in

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part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in amount determined by the Committee. The foregoing two sentences shall not apply with respect to an Award of Performance Shares that is intended to be a Qualified Performance-Based Award.

8.3 Right to Payment.  The grant of a Performance Share to a Participant will entitle the Participant to receive at a specified later time a specified number of Shares, or the equivalent value in cash or other property, if the performance goals established by the Committee are achieved and the other terms and conditions thereof are satisfied. The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its sole discretion which, depending on the extent to which they are met, will determine the number of the Performance Shares that will be earned by the Participant.

8.4 Other Terms.  Performance Shares may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Certificate.

ARTICLE 9
RESTRICTED STOCK

9.1 Grant of Restricted Stock.  Subject to the terms and conditions of this Article 9, the Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award, and may include without limitation first refusal rights, repurchase rights, co-sale rights, and drag-along rights.

9.2 Issuance and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). Subject to the remaining terms and conditions of the Plan, these restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate or any special Plan document governing an Award, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock.

9.3 Forfeiture.  Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Certificate, subject to the terms and conditions of the Plan, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, including, but not limited to, death, Disability, or for the convenience or in the best interests of the Company.

9.4 Delivery of Restricted Stock.  Shares of Restricted Stock shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

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ARTICLE 10
PROVISIONS APPLICABLE TO AWARDS

10.1 Stand-Alone and Tandem Awards.  Awards granted under the Plan may, in the sole discretion of the Committee, be granted either alone or in addition to, in tandem with, any other Award granted under the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

10.2 Term of Award.  The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten years from its Grant Date.

10.3 Form of Payment for Awards.  Subject to the terms of the Plan and any applicable law or Award Certificate, payments or transfers to be made by the Company or an Affiliate on the grant or exercise of an Award may be made in such form as the Committee determines at or after the Grant Date, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or (except with respect to Options) on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

10.4 Limits on Transfer.  No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

10.5 Beneficiaries.  Notwithstanding Section 10.4, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

10.6 Stock Trading Restrictions.  All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

10.7 Effect of a Change in Control.  Upon the occurrence or in anticipation of a Change in Control, the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards or any portion thereof will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, (v) that performance targets and performance periods for Qualified Performance-Based Awards will be modified, consistent with Code Section 162(m) where applicable, or (vi) any combination of the foregoing. To the extent that any accelerated vesting causes Incentive Stock Options to

9

exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

10.8 Qualified Performance-Based Awards.

(a)	The provisions of the Plan are intended to ensure that all Options granted hereunder to any Covered Employee shall qualify for the Section 162(m) Exemption; provided that the exercise or base price of such Award is not less than the Fair Market Value of the Shares on the Grant Date.
(b)	When granting any other Award, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Business Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a unit, division, region, department or function within the Company or an Affiliate:
•	Gross or net revenue (including whether in the aggregate or attributable to specific products)
•	Cost of goods sold and gross margin
•	Costs and expenses, including research & development and selling, general & administrative
•	Income (gross, operating, net, etc.)
•	Earnings, including before interest, taxes, depreciation and amortization (whether in the aggregate or on a per share basis)
•	Cash flows and share price
•	Return on investment, capital, equity
•	Manufacturing efficiency if applicable (including yield enhancement and cycle time reductions), quality improvements and customer satisfaction
•	Product life cycle management if applicable (including product and technology design, development, transfer, manufacturing introduction, and sales price optimization and management)
•	Economic profit or loss
•	Market share
•	Employee retention, compensation, training and development, including succession planning
•	Objective goals consistent with the Participant’s specific duties and responsibilities, designed to further the financial, operational and other business interests of the Company, including goals and objectives with respect to regulatory compliance matters.

Performance goals with respect to the foregoing Qualified Business Criteria may be specified in absolute terms (including completion of pre-established projects, such as the introduction of specified products), in percentages, or in terms of growth from period to period or growth rates over time as well as measured relative to an established or specially-created performance index of Company competitors, peers or other members of relevant industries. Any member of an index that disappears during a measurement period shall be disregarded for the entire measurement period. Performance goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).

(c)	Each Qualified Performance-Based Award (other than an Option) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Criteria, together with the satisfaction of any other conditions, including the condition as to continued employment as set forth in subsection (f) below,

10

as the Committee may determine to be appropriate; provided, however, that the Committee may provide, in its sole discretion, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived upon the death or Disability of the Participant, or upon a Change in Control. In addition, the Committee has the right, in connection with the grant of a Qualified Performance-Based Award, in its sole discretion to determine that the portion of such Award actually earned, vested and payable (as applicable) shall be less than the portion that would be earned, vested and payable based solely upon application of the applicable performance goals. Performance periods established by the Committee for any such Qualified Performance-Based Award may be as short as ninety (90) days and may be any longer period.
(d)	The Committee may provide in any Qualified Performance-Based Award, at the time the performance goals are established, that any evaluation of performance shall include, exclude or otherwise equitably adjust for any of the following events that occurs during a performance period: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form and at a time that meets the requirements of Code Section 162(m) for deductibility.
(e)	Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to subsection (c) above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Written certification may take the form of a Committee resolution passed by a majority of the Committee at a properly convened meeting or through unanimous action by the Committee via action by written consent. The certification requirement also may be satisfied by a separate writing executed by the Chairman of the Committee, acting in his capacity as such, following the foregoing Committee action or by the Chairman executing approved minutes of the Committee in which such determinations were made. Except as specifically provided in subsection (c), no Qualified Performance-Based Award held by a Covered Employee or an employee who in the reasonable judgment of the Committee may be a Covered Employee on the date of payment, may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.
(f)	With respect to a Participant who is an officer of the Company, any payment of a Qualified Performance-Based Award granted with performance goals pursuant to subsection (c) above shall be conditioned on the officer having remained continuously employed by the Company or an Affiliate for the entire performance or measurement period, including, as well, through the date of determination and certification of the payment of any such Award pursuant to subsection (e) above (the “Certification Date”). For purposes of the Plan, with respect to any given performance or measurement period, an officer of the Company (i) who terminates employment (regardless of cause) or who otherwise ceases to be an officer, prior to the Certification Date, and (ii) who, pursuant to a separate contractual arrangement with the Company is entitled to receive payments from the Company thereunder extending to or beyond such Certification Date as a result of such termination or cessation in officer status, shall be deemed to have been employed by the Company as an officer through the Certification Date for purposes of payment eligibility.

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10.9 Termination of Employment.  Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate (i) in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory Stock Options.

10.10 Forfeiture Events.  The Committee may specify in an Award Certificate that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment for cause, violation of material Company or Affiliate policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate.

10.11 Substitute Awards.  The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

ARTICLE 11
CHANGES IN CAPITAL STRUCTURE

11.1 Adjustments.  In the event of a nonreciprocal transaction between the Company and its shareholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the authorization limits under Section 5.1 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor. To the extent that any adjustments made pursuant to this Article 11 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.

ARTICLE 12
AMENDMENT, MODIFICATION AND TERMINATION

12.1 Amendment, Modification And Termination.  The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable

12

laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

12.2 Awards Previously Granted.  At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)	Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);
(b)	No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

12.3 Compliance Amendments.  Notwithstanding anything in the Plan or in any Award Certificate to the contrary, the Committee may amend the Plan or an Award Certificate, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Certificate to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 12.3 to any Award granted under the Plan without further consideration or action.

ARTICLE 13
GENERAL PROVISIONS

13.1 No Rights to Awards; Non-Uniform Determinations.  No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

13.2 No Shareholder Rights.  No Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

13.3 Special Provisions Related to Section 409A of the Code.  To the extent applicable, the Plan, all Awards and all Award Certificates shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the effective date of the Plan. Notwithstanding any provision of the Plan or any Award Certificate to the contrary, if, following the effective date of the Plan, the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the effective date of the Plan), the Committee may adopt such amendments to the Plan and the applicable Award Certificate or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

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13.4 Withholding.  The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

13.5 No Right to Continued Service.  Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise. Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly, subject to Article 12, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Board without giving rise to any liability on the part of the Company or an of its Affiliates.

13.6 Relationship to Other Benefits.  No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

13.7 Titles and Headings.  The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

13.8 Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

13.9 Fractional Shares.  No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

13.10 Government and Other Regulations.

(a)	Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.
(b)	Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the

14

Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

13.11 Governing Law.  To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of California without giving effect to principles of conflict of laws.

13.12 Additional Provisions.  Each Award Certificate may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

13.13 No Limitations on Rights of Company.  The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

13.14 Indemnification.  To the extent permitted under applicable law,each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Article 4 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.15 Availability of Information.  To the extent required by applicable law, the Company shall provide to each Participant and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Participant or purchaser has one or more Options outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements.

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APPENDIX B

AMENDMENT TO NOTIFY TECHNOLOGY CORPORATION BYLAWS

Article III, Section 3.2 of the Bylaws of Notify Technology Corporation shall be amended and restated to read as follows:

3.2 Number Of Directors.  The number of Directors of the corporation shall be not less than three (3) nor more than five (5). The exact number of Directors shall be five (5) until changed, within the limits specified above, by a bylaw amending this Section 3.2, duly adopted by the Board of Directors or by the shareholders. The indefinite number of Directors may be changed, or a definite number may be fixed without provision for an indefinite number, by a duly adopted amendment to the Articles of Incorporation or by an amendment to this Bylaw duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the fixed number or the minimum number of Directors to a number less than three (3) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of an action by written consent, are equal to more than thirty-three and one-third percent (33 1/3%) of the outstanding shares entitled to vote thereon. No amendment may change the stated maximum number of authorized Directors to a number greater than two (2) times the stated minimum number of Directors minus one (1).

No reduction of the authorized number of Directors shall have the effect of removing any Director before that Director’s term of office expires.

B-1

0

PROXY

NOTIFY TECHNOLOGY CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF NOTIFY TECHNOLOGY CORPORATION

for the April 28, 2009 Annual Meeting of Shareholders and

any postponement(s) or adjournment(s) thereof.

The undersigned hereby: (a) acknowledges receipt of the Notice of the Annual Meeting of the Shareholders of Notify Technology Corporation to be held on April 28, 2009 (the "Annual Meeting"), and the associated Proxy Statement; (b) appoints Paul F. DePond and Gerald W. Rice, as proxies, with the power to appoint substitutes; (c) authorizes each proxy to represent and vote, as designated below, all of the shares of Common Stock of the Company, the par value of the Common Stock, $.001 par value, held of record by the undersigned at the close of business on February 27, 2009, at the Annual Meeting and at any postponement(s) or adjournment(s) thereof; and (d) revokes any proxies previously given.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

NOTIFY TECHNOLOGY CORPORATION

April 28, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at https://materials.proxyvote.com/669956

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20330300300000000000 0 042809

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The Board of Directors recommends a vote FOR each director of the Company listed below, to serve until the 2010 Annual Meeting of Shareholders and until such director's respective successors shall be elected and qualified.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Paul F. DePond
○ David A. Brewer
○ Mark Frappier

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. The Board of Directors recommends a vote FOR approval of the Notify Technology Corporation 2008 Equity Incentive Plan.	☐	☐	☐
3. The Board of Directors recommends a vote FOR approval and adoption of an amendment to the Company's Bylaws to modify the number of members of the Company's Board of Directors to a range between three and five, with the exact number of directors to be fixed by a resolution of the Board.	☐	☐	☐
4. The Board of Directors recommends a vote FOR ratification of the appointment of L.L. Bradford & Company, LLC as the independent public accountants for the Company for the fiscal year ending September 30, 2009.	☐	☐	☐

This Proxy Card, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR the proposals set forth above.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.